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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 7, 2005

                            WHITEHALL JEWELLERS, INC.
             (Exact name of Registrant as Specified in Its Charter)


          Delaware                  001-15615               36-1433610
(State or Other Jurisdiction    (Commission File   (IRS Employer Identification
     of Incorporation)               Number)                    No.)


155 North Wacker Drive, Suite 500, Chicago, Illinois             60606
      (Address of Principal Executive Offices)                 (Zip Code)


      Registrant's Telephone Number, Including Area Code: 312-782-6800


                                 Not Applicable
            (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.


      On September 7, 2005, Whitehall Jewellers, Inc. (the "Company") received a letter from Beryl Raff, advising that she had resigned all positions with the Company. Ms. Raff had previously been named as Chief Executive Officer and was expected to commence full-time employment with the Company and join its board of directors in mid-September. She also indicated in the letter that she would be returning compensation previously paid to her by the Company. Ms. Raff has delivered a check to the Company for $593,865 in respect of compensation previously paid, less withholding taxes. The press release also discussed the Company's current financial situation and the Company's expectation that it will not be in a position to file its Quarterly Report on Form 10-Q for the period ended July 31, 2005, including financial results for its second fiscal quarter (which are expected to include a net loss), on a timely basis. A copy of this press release is attached hereto as Exhibit 99.1, and a copy of Ms. Raff's letter is attached hereto as Exhibit 99.2.

Item 8.01 Other Events.

      See the discussion under Item 5.02 and the exhibits filed herewith with respect to certain developments relating to the Company.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

      The following exhibits are filed herewith as noted below.

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

Exhibit No.       Exhibit
-----------       -------


99.1 Press Release dated September 8, 2005 announcing receipt of resignation letter and discussing financing issues and delay in reporting second quarter results.

99.2              Resignation letter of Beryl Raff.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WHITEHALL JEWELLERS, INC.
                                                (Registrant)


                                          By:  /s/ John R. Desjardins
                                               -------------------------------
                                               John R. Desjardins
                                               Executive Vice President
                                               and Chief Financial Officer

Date: September 12, 2005



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                                  EXHIBIT INDEX

      The following exhibit is furnished herewith as noted below.


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

Exhibit No.    Exhibit
-----------    -------

99.1 Press Release dated September 8, 2005 announcing receipt of resignation letter and discussing financing issues and delay in reporting second quarter results.

99.2           Resignation letter of Beryl Raff.

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